                                                                    EXHIBIT 99.2



              UNAUDITED PRO FORMA COMBINED CONDENSED CONSOLIDATED
                            STATEMENTS OF OPERATIONS

     Effective November 29, 1999, The TriZetto Group, Inc. (the "Company" or "TriZetto") acquired all of the outstanding shares of Novalis Corporation ("Novalis"). The acquisition was accounted for using the purchase method of accounting and accordingly, the purchase price was allocated to the tangible and intangible assets acquired and liabilities assumed on the basis of their fair market values on the acquisition date.

     The purchase price of approximately $18.7 million consisted of cash in the amount of approximately $5.0 million, 549,786 shares of common stock with a value of $16.37 per share, assumed liabilities of $1.9 million, and acquisition costs of approximately $2.8 million. Of the total purchase price, $923,000 has been allocated to in-process technology and the remainder of the purchase price was allocated to assets acquired and liabilities assumed.

     The following unaudited pro forma balance sheet is based on the consolidated balance of the Company and Novalis at September 30, 1999, assuming the transaction was consummated on September 30, 1999. The unaudited pro forma combined condensed consolidated statements of operations are derived from the historical consolidated financial statements of the Company and Novalis. The unaudited pro forma combined condensed statements of operations for the year ended December 31, 1998 and for the nine months ended September 30, 1999, give effect to the acquisition of Novalis as if it occurred on January 1, 1998. For purposes of the unaudited pro forma combined condensed consolidated statements of operations for the year ended December 31, 1998 and nine months ended September 30, 1999, the Company's results of operations have been combined with Novalis' results of operations for such respective periods.

     The unaudited pro forma combined condensed consolidated financial statements have been prepared in accordance with the rules and regulations of the Securities and Exchange Commission and do not purport to represent what the Company's results of operations would have been or what operations would be if the transactions that give rise to the pro forma adjustments had occurred on the dates assumed and are not necessarily indicative of future results. The unaudited pro forma combined condensed consolidated statements of operations should be read in conjunction with the historical consolidated financial statements and related notes of TriZetto and Novalis.

                            The TriZetto Group, Inc.
                     Unaudited Pro Forma Combined Condensed
                           Consolidated Balance Sheet
                            As of September 30, 1999
                                 (in thousands)

                                                                         Historical
                                                                ---------------------------
                          ASSETS                                  TriZetto        Novalis      Adjustments                  Total
                                                                ------------   ------------   ------------                --------
Current assets
    Cash and cash equivalents                                   $  1,834       $  1,601                                   $  3,435
    Accounts receivable, net                                       4,984          1,479                                      6,463
    Prepaid expenses and other current assets                      1,697            390                                      2,087
                                                                --------       --------       ---------                   --------
         Total current assets                                      8,515          3,470              --                     11,985

Property and equipment, net                                        6,025          1,915                                      7,940
Other Assets                                                          87            595                                        682
Goodwill and other intangible assets, net                          4,592             --          12,901      (A)            17,493
                                                                --------       --------       ---------                   --------

         Total assets                                           $ 19,219       $  5,980       $  12,901                   $ 38,100
                                                                ========       ========       =========                   ========

      LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)
Current liabilities:
    Accounts payable                                            $  1,235       $    548                                   $  1,783
    Accrued expenses                                               4,676            607           2,809      (B)             8,092
    Short term obligations                                         1,537            286                                      1,823
    Taxes payable                                                     77             13                                         90
                                                                --------       --------       ---------                   --------
         Total current liabilities                                 7,525          1,454           2,809                     11,788

Long term obligations                                              1,544            139                                      1,683
Deferred taxes                                                       362             --                                        362
Notes payable - related parties                                      390          9,211                                      9,601
                                                                --------       --------       ---------                   --------

         Total liabilities                                         9,821         10,804           2,809                     23,434
                                                                --------       --------       ---------                   --------

Mandatorily redeemable convertible preferred stock                10,932                                                    10,932

Stockholders' equity (deficit):
    Preferred stock                                                   --          1,422          (1,422)     (C)                --
    Common stock                                                      10              9              (8)     (C),(D)            11
    Paid-in capital                                                8,791         15,322          (9,132)     (C),(D)        14,981
    Notes receivable from stockholders                               (41)            --                                        (41)
    Deferred stock compensation                                   (6,213)            --                                     (6,213)
    Accumulated deficit                                           (4,081)       (21,577)         20,654      (C),(E)        (5,004)
                                                                --------       --------       ---------                   --------
                                                                  (1,534)        (4,824)         10,092                      3,734
                                                                --------       --------       ---------                   --------

         Total liabilities and stockholders' equity (deficit)   $ 19,219       $  5,980       $  12,901                   $ 38,100
                                                                ========       ========       =========                   ========

                            The TriZetto Group, Inc.
                     Unaudited Pro Forma Combined Condensed
                      Consolidated Statement of Operations
                      Twelve Months Ended December 31, 1998
                                 (in thousands)


                                                                  Historical
                                                            ------------------------
                                                            TriZetto        Novalis       Adjustments       Totals
                                                            --------        --------      -----------      --------
Revenues:
    Recurring revenue                                       $  5,300        $  8,185                       $ 13,485
    Consulting revenue                                         6,131          13,182                         19,313
                                                            --------        --------                       --------
Total revenues                                                11,431          21,367                         32,798
                                                            --------        --------                       --------
Cost of revenues:
    Recurring revenue                                          3,967           7,219                         11,186
    Consulting revenue                                         3,490           7,692                         11,182
                                                            --------        --------                       --------
Total cost of revenues                                         7,457          14,911                         22,368
                                                            --------        --------                       --------
Gross profit                                                   3,974           6,456                         10,430
                                                            --------        --------                       --------
Operating expenses:
    Research and development                                   1,083           2,800                          3,883
    Selling, general and administrative                        2,885           5,106           3,507  (F)    11,498
    Amortization of deferred stock compensation                   22              --                             22
                                                            --------        --------        --------       --------
Total operating expenses                                       3,990           7,906           3,507         15,403
                                                            --------        --------        --------       --------
Income (loss) from operations                                    (16)         (1,450)         (3,507)        (4,973)
                                                            --------        --------        --------       --------
Net loss from unconsolidated subsidiary                           --           1,745                          1,745
Interest income                                                  210             319                            529
Interest expense                                                  52             593                            645
                                                            --------        --------        --------       --------
Income (loss) before provision for
  (benefit of) income taxes                                      142          (3,469)         (3,507)        (6,834)

Provision for (benefit of) income taxes                           82              70                            152
                                                            --------        --------        --------       --------
Net income (loss)                                           $     60        $ (3,539)       $ (3,507)      $ (6,986)
                                                            ========        ========        ========       ========
Net income (loss) per share:

Basic                                                       $   0.01                                       $  (1.42)
                                                            ========                                       ========
Diluted                                                     $     --                                       $  (1.42)
                                                            ========                                       ========
Shares used in computing net income (loss) per share:

Basic                                                          4,937                                          4,937
                                                            ========                                       ========

Diluted                                                       12,783                                          4,937
                                                            ========                                       ========

Pro forma net income (loss) per share:
Basic                                                       $   0.01                                       $  (1.27)
                                                            ========                                       ========

Diluted                                                     $     --                                       $  (1.27)
                                                            ========                                       ========

Shares used in computing pro forma net income
(loss) per share:

Basic                                                          5,487                                          5,487
                                                            ========                                       ========

Diluted                                                       13,333                                          5,487
                                                            ========                                       ========

                            THE TRIZETTO GROUP, INC.
                     Unaudited Pro Forma Combined Condensed
                      Consolidated Statement of Operations
                      Nine Months Ended September 30, 1999
                                 (in thousands)


                                                                      TRIZETTO         NOVALIS       ADJUSTMENTS       TOTALS
                                                                      --------        --------        ---------       --------
Revenues:
    Recurring revenue                                                 $ 11,841        $  7,905                        $ 19,746
    Consulting revenue                                                   9,894           7,855                          17,749
                                                                      --------        --------                        --------
Total revenues                                                          21,735          15,760                          37,495
                                                                      --------        --------                        --------

Cost of revenues:
    Recurring revenue                                                   10,366           6,689                          17,055
    Consulting revenue                                                   6,723           5,310                          12,033
                                                                      --------        --------                        --------
Total cost of revenues                                                  17,089          11,999                          29,088
                                                                      --------        --------                        --------

Gross profit                                                             4,646           3,761                           8,407
                                                                      --------        --------                        --------

Operating expenses:
    Research and development                                             1,181           2,760                           3,941
    Selling, general and administrative                                  5,373           2,673        2,630 (F)         10,676
    Amortization of deferred stock compensation                            627              --                             627
    Write-off of acquired in-process technology                            484              --                               0
                                                                      --------        --------        ---------       --------
Total operating expenses                                                 7,665           5,433            2,630         15,244
                                                                      --------        --------        ---------       --------

Income (loss) from operations                                           (3,019)         (1,672)          (2,630)        (6,837)
                                                                      --------        --------        ---------       --------
Interest income                                                            120             245                             365
Interest expense                                                           177             585                             762
                                                                      --------        --------        ---------       --------

Income (loss) before provision for (benefit of) income taxes            (3,076)         (2,012)          (2,630)        (7,234)

Provision for (benefit of) income taxes                                   (181)             42                            (139)
                                                                      --------        --------        ---------       --------

Net income (loss)                                                     $ (2,895)       $ (2,054)       $  (2,630)      $ (7,095)
                                                                      ========        ========        =========       ========

Net income (loss) per share:
Basic                                                                 $  (0.42)                                       $  (1.04)
                                                                      ========                                        ========

Diluted                                                               $  (0.42)                                       $  (1.04)
                                                                      ========                                        ========

Shares used in computing net income (loss) per share:
Basic                                                                    6,848                                           6,848
                                                                      ========                                        ========

Diluted                                                                  6,848                                           6,848
                                                                      ========                                        ========

Pro forma net income (loss) per share:
Basic                                                                 $  (0.39)                                       $  (0.96)
                                                                      ========                                        ========

Diluted                                                               $  (0.39)                                       $  (0.96)
                                                                      ========                                        ========

Shares used in computing pro forma net income (loss) per share:

Basic                                                                    7,398                                           7,398
                                                                      ========                                        ========

Diluted                                                                  7,398                                           7,398
                                                                      ========                                        ========

                            THE TRIZETTO GROUP, INC.

                NOTES TO UNAUDITED PRO FORMA COMBINED CONDENSED
                       CONSOLIDATED STATEMENTS OF INCOME

NOTE 1 SUMMARY OF TRANSACTION

     In connection with TriZetto's acquisition of Novalis, TriZetto exchanged approximately $5.0 million of cash, 549,786 shares of common stock, and assumed liabilities of $1.9 million for all of the outstanding shares of Novalis and incurred acquisition related expense of approximately $2.8 million.

     The allocation of the purchase price was as follows (in thousands):

     Allocation of purchase price:
          Total current assets......................................  $ 2,726
          Property and equipment and other noncurrent assets........    2,434
          Goodwill(a)...............................................    3,165
          Acquired workforce(b).....................................    1,078
          Core technology(c)........................................    4,527
          Customer lists(d).........................................    3,821
          Acquired in-process technology(e).........................      923
                                                                      -------
          Total purchase price......................................  $18,674
                                                                      =======

---------------

     (a) Goodwill represents the excess of the purchase price over the fair value of the net assets acquired and will be amortized over 5 years.

     (b) Acquired workforce was valued on a replacement cost basis and will be amortized over a two year period, the period of time TriZetto estimates it would benefit from the workforce.

     (c) Core technology is being amortized on a straightline basis over three years.

     (d) Customer lists are being amortized on a straightline basis over five years.

     (e) The valuation of the purchased in-process research development of $923,000 was based on the result of an independent appraisal using the relief from royalty methodology. Under this method, the value of the intangible asset is estimated by quantifying the royalties saved due to the Company's ownership of the software. Future royalties are discounted to the present value under a discounted cash flow analysis. The valuation analysis considered the contribution of the core technology as well as the percent complete of the in-process research and development. The purchased in-process technology was not considered to have reached technological feasibility and had no alternatives future use.


NOTE 2 -- UNAUDITED PRO FORMA COMBINED NET INCOME (LOSS) PER SHARE:

     Basic net income (loss) per share and shares used in computing the net income (loss) per share for the year ended December 31, 1998 and the nine months ended September 30, 1999 are based upon the historical weighted average common shares outstanding. Dilutive net income (loss) per share reflects the potential dilution that could occur from common shares issuable through stock options, warrants and other convertible securities. Potential common stock has been excluded from the computation of net loss per share as their effect would be anti-dilutive.

     The 550 shares of common stock issued in connection with the acquisition has been included in the calculation of pro forma basic and diluted net loss per share as follows:

                                                                      Nine Months
                                                  Year Ended             Ended
                                                 December 31,        September 30,
                                                     1998                1999
                                              -------------------   ------------------
                                               Basic     Diluted     Basic    Diluted
                                              ------     --------   ------    --------
Shares used in computing basic and diluted
  net loss per share.......................    4,937     12,783      6,848     6,848
Adjustment to reflect common stock issued
  in acquisitions..........................      550        550        550       550
                                               -----     ------      -----    ------
Shares used in computing pro forma basic
  and diluted net loss per share
  attributable to common stockholders......    5,487     13,333      7,398     7,398
                                               =====     ======      =====     =====

NOTE 3 -- PRO FORMA ADJUSTMENTS:

     The following pro forma adjustments are based upon management's preliminary estimates of the value of the tangible and intangible assets acquired. These estimates are subject to finalization.

     (A) Represents $12,901 of goodwill and other intangible assets, summarized as follows:

          Goodwill...................................................... $ 3,165
          Core technology...............................................   4,527
          Acquired workforce............................................   1,078
          Customer lists................................................   3,822
          Other.........................................................     309
                                                                         -------
                                                                         $12,901
                                                                         =======

     (B)  Represents accrued transaction costs associated with the acquisitions.

     (C) Represents the elimination of equity accounts of the acquired companies.

     (D) Represents the common stock issued in connection with the acquisitions.

     (E) Represents $923,000 of acquired in-process research and development. Management concluded that technological feasibility of the acquired in-process technologies was not established and that the in-process technology had no alternative future use. Such amounts are reflected as a charge to accumulated deficit in the unaudited pro forma balance sheet at September 30, 1999.

     (F) Represents amortization of goodwill and other intangible assets over two to five years.